NOVEMBER 18, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2020

HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH AUGUST 11, 2020

This Supplement contains new and additional information regarding The Hartford Emerging Markets Local Debt Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

James W. Valone, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2021, he will no longer serve as a portfolio manager to The Hartford Emerging Markets Local Debt Fund (the “Fund”). As his retirement date approaches, Mr. Valone’s portfolio management responsibilities will transition to Michael T. Henry. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:

(1) Under the headings “Management” in the above referenced Summary Prospectus and “The Hartford Emerging Markets Local Debt Fund Summary Section – Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Valone’s name in the portfolio manager table:

*	James W. Valone, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2021, he will no longer serve as a portfolio manager to the Fund. As his retirement date approaches, Mr. Valone’s portfolio management responsibilities will transition to Michael T. Henry.

(2) Effective immediately, under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers – Emerging Markets Local Debt Fund” in the above referenced Statutory Prospectus, the portfolio manager information for the Fund is deleted and replaced with the following:

James W. Valone, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management Company LLP (“Wellington Management”), has served as portfolio manager of the Fund since 2011. Mr. Valone joined Wellington Management as an investment professional in 1999. Effective December 31, 2021, Mr. Valone will no longer serve as a portfolio manager to the Fund.

Michael T. Henry, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2015 and securities analysis for the Fund since 2014. Mr. Henry joined Wellington Management as an investment professional in 2014. Prior to joining Wellington Management in 2014, Mr. Henry worked as a partner and portfolio manager at Tandem Global Partners (2012 to 2014), a New York-based hedge fund. Prior to that he was an executive director and proprietary trader in emerging markets at JPMorgan (2004 to 2012), specializing in relative value and arbitrage in rates and currencies. Mr. Henry began his career as an investment professional at Lehman Brothers as an Associate, Fixed Income Research in 1996.

Kevin Murphy, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and securities analysis for the Fund since 2016. Mr. Murphy joined Wellington Management as an investment professional in 2016. Previously, Mr. Murphy was a portfolio manager at Putnam Investments (1999 to 2016).

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7564	November 2020